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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


        Date of report (Date of earliest event reported) August 20, 2001
                                 --------------

                                ANTON DIST. INC.
                 (Name of Small Business issuer in its charter)


MONTANA                             000-33057               84 -136550
(State or other jurisdiction of   (Commission File No.)    (IRS Employer
incorporation or organization)                           Identification No.)


                 16125 Shawbrooke Road, SW, Calgary, AB T2Y 3B3
                    (Address of principal executive offices)

                                 (403) 256-6730
                         (Registrant's telephone number)
                            -------------------------


Item 5. Other events.

  1. On November 5, 2001 the Board of Directors authorized an 8 - 1 forward split of the registrants common stock bringing the total issued and outstanding shares to 5,088,000. A copy of the Written Consent of All the Directors concerning this action is attached as Exhibit 99.1 of this filing.
2.   On November 15, 2001, the President of the registrant, Kenneth
Larsen returned and voted to cancel 1,500,000 shares of his common stock, reducing his shareholdings to 2,500,000. A copy of the Written Consent By All the Directors is attached as Exhibit 99.2 of this filing.
3. On September 7, 2002, Kenneth Larsen, President and major shareholder of the registrant made a gift of 1,025,000 shares of his common stock to members of his family, including children, grandchildren and other close relatives. The names, addresses and amounts are as follows:

     NAME           ADDRESS             AMOUNT GIFTED           RELATIONSHIP

Kevin Winkler            75 Midlake Place, SE          50,000    Son-in-law
                          Calgary, AB T2X 1J2

Todd Larsen              156 Mount Robson Circle, SE   50,000    Son
                         Calgary, AB T2Z 2Z1

Randy Larsen             17 Reeves Crescent            50,000    Son
                         Red Deer, AB T4P 2Z4

Karen Larsen             318 Deer Point Gardens        50,000    Daughter
                         SE  Calgary,AB

Sheryl Frances Cousineau #254-16 Midlake Boulevard     25,000    Niece
                         Calgary, AB T2X 2X7

Debbie Cousineau         87 Oxford Street              25,000    Sister
                         Woodstock, ON N4S 5A4

Frederick Fitzgerald     87 Oxford Street              25,000    Brother-in law
                         Woodstock, ON N4S 5A4

Logan B. Moore           75 Midlake Place, SE          25,000    Grandchild
                         Calgary, AB T2X 1J2

Ryan K.P. Moore          75 Midlake Place, SE          25,000    Grandchild
                         Calgary, AB T2X 1J2

Kevin Winkler C/F        75 Midlake Place, Se          25,000    Grandchild
Jewell M. Winkler (Age 10)Calgary, AB T2X 1J2

Donna Larsen C/F         156 Mount Robson Circle       25,000    Grandchild
Zachary T. Larsen (Age 12)    Calgary, AB T2Z 2Z1

Donna Larsen C/F         156 Mount Robson Circle       25,000    Grandchild
Benjamin S. Larsen (Age 9)    Calgary, AB T2Z 2Z1


Donna Larsen C/F         156 Mount Robson Circle       25,000    Grandchild
Sarah M. Larsen (Age 7)  Calgary, AB T2Z 2Z1

Donna Larsen C/F         156 Mount Robson Circle       25,000    Grandchild
Hannah R. Larsen (Age 3) Calgary, AB T2Z2 Z1

Penny Larsen C/F         17 Reeves Crescent            25,000    Grandchild
Aaron T. Larsen (Age 14) Red Deer, AB T4P 2Z4

Penny Larsen C/F         17 Reeves Crescent            25,000    Grandchild
Sydney A. Larsen (Age 12)     Red Deer, AB T4P 2Z4

Penny Larsen C/F         17 Reeves Crescent            25,000    Grandchild
Liam K. Larsen (Age 9)   Red Deer, AB T4P 2Z4

Karen Larsen C/F         318N Deer Point Gardens, SE   25,000    Grandchild
Kalen  L.R. Larsen (Age 16)  Calgary, AB T4Y 3X9

Karen Larsen C/F         318 N Deer Point Gardens, SE  25,000    Grandchild
Devi L. Larsen (Age 11)   Calgary, AB T4Y 3X9

All of the above gifted shares will be restricted under Section 4(2) of the Act and certificates representing these shares will bear the appropriate restrictive legend.

Item 6.  Resignation of Registrant's Directors.

On September 5, 2002 the Board of Directors of the registrant accepted the resignation of Dawn Pacina, a director and Secretary/Treasurer.

Subsequent to the above resignation, on September 5, 2002 Lance Larsen was appointed as a director until the next general meeting of stockholders or until otherwise removed. Lance Larsen was also appointed Secretary/Treasurer.

Lance Larsen is the son of Kenneth Larsen, the registrant's President. He purchased 500,000 shares of his fathers stock on September 5, 2002 at a price of $0.01 per share for a total of $5,000. These shares will be subject to a one-year restriction under section 4(2) of the Act and the certificates will bear an appropriate restrictive legend.

Item 7. (c) Exhibits

     Exhibit             Description

     99.1      Written Consent to Action Without Meeting of All of the
               Directors re:       Forward stock split.

     99.2      Written Consent of Action Without Meeting of All of the
               Directors re:       Cancellation of Shares




SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


          ANTON DIST. INC.

/S/ Kenneth Larsen
    Kenneth Larsen, President


/s/ Lance Larsen, Secretary/Treasurer



Date   September 12, 2002





                                  EXHIBIT 99.1


                    WRITTEN CONSENT TO ACTION WITHOUT MEETING
                             OF ALL OF THE DIRECTORS
                            CONCERNING FORWARD SPLIT


The undersigned, being all the/sole Director(s) of Anton Dist. Inc. a Montana corporation, pursuant to the Bylaws of the Corporation, hereby consent( s ) to the following action, without a meeting, and waive(s) notice or other meeting requirements
WHEREAS:
A
The directors consider it in the best interests of the Corporation to approve a 8 for 1 stock split of the outstanding shares of the Corporation's common stock to be effected by a dividend to each of the Corporation's shareholders of additional share(s) of common stock for each one share held.
RESOLVED THAT:

1.
The Corporation issue to each of the shareholders of the Corporation of record on November 6, 2001 a total of 8 share(s) of the Corporation's common stock for each outstanding share of the Corporation's common stock held by each shareholder. Each share will be deemed to be a validly issued, fully paid and non-assessable share of the Corporation's common stock.
2
Any one director or officer of the Corporation, is hereby authorized to take all acts required to give effect to these resolutions and to instruct the Corporation's transfer agent to issue the required share certificates to give effect to these resolutions.
Dated as of the 5TH day of November, 2001

/s/ Dawn Pacina
       Dawn Pacina
Secretary of the Board:


APPROVAL:

The undersigned, being all the Directors of Anton Dist. Inc Inc waives the required notice of meeting and consents to all actions taken hereby.



  /S/ Kenneth Larsen                    /S/ Dawn Pacina

Kenneth Larsen, Director and President             Dawn Pacina, Director
                                                   and Secretary





                    WRITTEN CONSENT TO ACTION WITHOUT MEETING
                           OF ALL OF THE DIRECTORS OF
                                ANTON DIST. INC.
                              A MONTANA CORPORATION

























                                  EXHIBIT 99.2



                         WRITTEN CONSENT WITHOUT MEETING
                           OF ALL OF THE DIRECTORS Re:
                             CANCELLATION OF SHARES
                        WRITTEN CONSENT TO ACTION WITHOUT
                          MEETING OF ALL THE DIRECTORS
                               OF ANTON DIST. INC.
                              A MONTANA CORPORATION

           The undersigned , being all the Directors of Anton Dist. Inc. a
Montana    corporation, pursuant to the company's Bylaws of the Corporation, hereby consents to The following action without a meeting, and waives notice or other meeting requirements.

WHEREAS:

      The directors of the corporation considers it in the best interest of the corporation for Kenneth Larsen, President of the corporation to gift back 1.5 million of his personal common shares to the corporation for cancellation.

RESOLVED THAT:

    1. The Corporation of record November 15, 2001 does hereby accept 1.5 million common shares of the company owned by Kenneth Larsen. These shares will be cancelled and stricken from the share registry of the Corporation as of today's date.

Dated this 15th day of November, 2001

/S/ Dawn Pacina
     Dawn Pacina, Secretary

Approval: the undersigned being all the directors of the corporation consents to all actions taken hereby.


/S/ Kenneth Larsen                                        /S/ Dawn Pacina
     Kenneth Larsen, director and President                Dawn Pacina, director
                                                           and Secretary